COMP
BRYAN R. CLARK, ESQ.
Nevada Bar No. 4442
McDONALD CARANO WILSON LLP
2300 West Sahara Avenue
No. 10, Suite 1000
Las Vegas, Nevada 89102
Telephone: (702) 873-4100
Fax: (702) 873-9966
Attorneys for Plaintiff

DISTRICT COURT

CLARK COUNTY, NEVADA

ERXSYS, INC., a Nevada corporation,

                                                         Plaintiff,

vs.

SAFESCRIPT PHARMACIES, INC., f.k.a. RTIN HOLDINGS, INC., f.k.a. RESTAURANT TEAMS INTERNATIONAL, INC., f.k.a., FRESH N LIGHT, INC., a Texas corporation, f.k.a. BOSKO’S INC., a Delaware corporation, its wholly owned subsidiary SAFE MED SYSTEMS, INC., a Texas corporation; DOES I-V, inclusive; and ROE ENTITIES VI-X, inclusive,

                                                          Defendants.
Case No.: A482372 Dept. No.: XV COMPLAINT (Exemption from arbitration: declaratory relief sought)

Plaintiff for its complaint against Defendants, alleges as follows:
GENERAL ALLEGATIONS

1.    ERXSYS, INC. ("Plaintiff") is a Nevada corporation in good standing.

2.   Upon information and belief, defendant SAFESCRIPT PHARMACIES, INC. is a Texas corporation, formerly known as RTIN HOLDINGS, INC., formerly known as RESTAURANT TEAMS INTERNATIONAL, INC., formerly known as FRESH N LIGHT, INC. Upon information and belief, Defendant was originally incorporated as a Delaware corporation

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named BOSKO’S INC. Defendant SAFE MED SYSTEMS, INC., a wholly owned subsidiary of Safescript Pharmacies, Inc. (collectively, "Defendant") is a

Texas corporation.

                 3.   The true names or capacities of Defendant DOES I-V and ROE ENTITIES VI - X are unknown to Plaintiff, who therefore sues said

Defendants by such fictitious names.

                 4.   Upon information and belief, each of the Defendants designated herein as a DOE individual or ROE ENTITY is the partner, agent, servant and/or employee of the Defendants and is responsible in some manner for the events and happenings referred to herein, and caused damages proximately to

Plaintiff as alleged herein. Plaintiff will ask leave of this Court to amend this Complaint to insert the true names and capacities of DOE I through V and ROE

ENTITIES VI through X when the same have been ascertained and to join such Defendants in this action.

                5.   Jurisdiction and venue are proper in this District Court because the acts and omissions of Defendant as set forth herein have rendered

Defendant subject to the jurisdiction of Nevada. Moreover, the amount of money at stake exceeds this court’s minimum jurisdictional limit.

                6.   Plaintiff and Defendant are parties to that certain License Agreement dated March 19, 2002, as amended (hereinafter, the "License

Agreement").

                7.   Pursuant to the License Agreement, Defendant represented that it was the owner of a perpetual license to utilize certain intellectual property,

including the entire right, title, knowledge and interest in and to applications for US Patents then alleged to be pending, along with all rights to the Safescript

Pharmacies ("Intellectual Property").

                8.   Defendant further represented that it would train Plaintiff’s personnel in connection with the first four pharmacies opened by Plaintiff which employed the licensed Intellectual Property.

                9.   Defendant further represented that it would place into escrow a working copy of all software, systems descriptions, patents, patent applications and hardware specifications necessary to operate a Safescript Pharmacy.

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              10.   Defendant further represented that it would cooperate fully with Plaintiff in the operation of the pharmacy locations, and that it would use its best efforts to enable Plaintiff to operate the pharmacies.
              11.   Defendant further represented that it would provide any and all assistance required to establish a working business relationship with

McKesson, Inc. and/or Meridian Pharmaceuticals, Inc. with respect to the pharmacies, and promised to cooperate fully with Plaintiff in establishing such a relationship with McKesson and/or Meridian.

              12.   The foregoing representations were also communicated, in substance, to Defendant during the course of the negotiations that led to the

Licensing Agreement. In addition, Defendant repeatedly impressed upon Plaintiff that it was committed to continued development of the technology underlying the Intellectual Property so that it would remain a leading product in the marketplace and thereby allow Plaintiff to maintain its competitive advantage over other pharmacies. Defendant represented that it had the management and financial resources necessary to deliver on this commitment over the life of the

License Agreement.

              13.   Defendant knew that Plaintiff had no experience or knowledge regarding the pharmacy business. Therefore, Defendant represented that its commitment to cooperate fully with Plaintiff in the operation of the pharmacy locations, and that it would use its best efforts to enable Plaintiff to operate the pharmacies as per the written License Agreement, meant that Defendant would provide Plaintiff with all the expertise, assistance and knowledge necessary to open and operate Safescript pharmacies including but not limited to establishing Plaintiff’s QS-1 system, providing operations and training materials, and taking Plaintiff through the highly complex pharmacy license application process.

              14.   In exchange for the foregoing promises and the exclusive right to utilize the Intellectual Property within certain defined territories, pursuant to the

License Agreement Plaintiff delivered certain consideration to Defendant, consisting of a promissory note, cash, and shares of Plaintiff. The face of the share certificate issued reflects that they are subject to the laws of Nevada.

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              15.   Each of the foregoing representations was false when made and Defendants either knew each representation was false when made or was reckless or negligent with respect to the truth or falsity thereof.

              16.   Defendant made each of the foregoing representations with the intent to induce Plaintiff to rely thereon.

              17.   Plaintiff relied upon the foregoing representations in reaching its decision to enter into the Licensing Agreement and into the subsequent amendments and modifications thereto, as well as in deciding to deliver the unpaid portion of the consideration called for thereby including, but not limited to substantial cash payments, the final promissory note and multiple payments thereunder, and the share certificate representing shares of common stock in

Plaintiff.

              18.   Plaintiff’s reliance was reasonable and detrimental.

              19.   Plaintiff was thereby fraudulently induced into entering into the Licensing Agreement and into the subsequent amendments and modifications thereto, as well as in deciding to deliver the unpaid portion of the consideration called for thereby including, but not limited to substantial cash payments, the final promissory note and multiple payments thereunder, and the share certificate representing a substantial block of shares of common stock in Plaintiff.

              20.   The practical effect of Plaintiff entering into the Licensing Agreement was to tie the success or failure of Plaintiff to that of Defendant. Defendant encouraged this result by publicizing the Licensing Agreement and Defendant’s relationship with Plaintiff, including requiring Plaintiff to allow Defendant to issue joint press releases.

              21.   As a Nevada corporation, the effects of Defendant’s misrepresentations were suffered by Plaintiff in Nevada.

              22.   In or about October of 2003, Plaintiff was served with a subpoena duces tecum by the Securities and Exchange Commission, that arm of the federal government responsible for the enforcement of the federal securities laws.

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              23.   The subpoena duces tecum required Plaintiff to produce a broad spectrum of documents, primarily related to Plaintiff’s relationship with

Defendant, and compelled attendance at deposition by one of Plaintiff’s principals.

              24.   Plaintiff incurred substantial legal fees and related direct costs in connection with the investigation by the Securities and Exchange Commission into Defendant, which expense was directly and proximately caused by Defendant’s misconduct.
              25.   Such misconduct included the fabrication of financial statements that appeared to have been submitted by Plaintiff to Defendant and signed by one of Plaintiff’s principals. In fact, the financial statements were fabricated by Defendant and the signature of Plaintiff’s officer thereon was forged by

Defendant. The false document was then provided to Defendant’s auditors and, subsequently, to the Securities and Exchange Commission by Defendant,

apparently in an effort to justify the otherwise fraudulent accounting treatment adopted by Defendant in connection with the consideration received from

Plaintiff under the Licensing Agreement.

               26.   Upon information and belief, the Securities and Exchange Commission investigation of Defendant has proceeded to the point where the staff has notified Defendant and others of its intention to recommend that the Commission institute enforcement proceedings by delivery to Defendant and others of

Wells notices.

               27.   In addition to legal fees and other direct costs, the Securities and Exchange Commission investigation of Defendant further caused indirect expense to Plaintiff by requiring the diversion of substantial managerial time and resources to addressing the government’s inquiries into Defendant, which indirect expenses were directly and proximately caused by Defendant.

               28.   Plaintiff’s business reputation has also suffered as a result of its association with Defendant, which makes it more difficult and expensive for

Plaintiff to raise the capital it needs to continue to execute on its business plan.

               29.   In addition, upon information and belief, Plaintiff’s association with Defendant has damaged its reputation in the financial markets such that unknown persons have opened an aggressive and substantial "short" position in Plaintiff’s stock, thereby indirectly making it more

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difficult and expensive for Plaintiff to raise the capital it needs to continue to execute on its business plan.

               30.   All conditions precedent to this action have occurred.

FIRST CLAIM FOR RELIEF
(Intentional Misrepresentation and Fraud)

         31.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

         32.   As a direct and proximate result of Defendants’ acts and omissions as complained of herein, Plaintiff has been damaged in an amount to be determined at trial for which Defendants are responsible and liable.
               33.   Each of the acts and omissions complained of herein was attended by circumstances of fraud, malice and ill will, done with the intent to vex,

injure and annoy the Plaintiff and injure it so as to warrant an award of exemplary damages against the Defendants.

SECOND CLAIM FOR RELIEF
(Negligent Misrepresentation)

          34.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

          35.   As a direct and proximate result of Defendants’ acts and omissions as complained of herein, Plaintiff has been damaged in an amount to be determined at trial for which Defendants are responsible and liable.

                36.   Each of the acts and omissions complained of herein was attended by circumstances of fraud, malice and ill will, done with the intent to vex,

injure and annoy the Plaintiff and injure it so as to warrant an award of exemplary damages against the Defendants.

THIRD CLAIM FOR RELIEF
(Breach of Contract)

                37.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

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                38.   By Defendants’ acts and omissions as complained of herein, Defendants materially breached the terms of the agreements between the parties.

                39.   As a direct and proximate result of Defendants’ acts and omissions as complained of herein, Plaintiff has been damaged in an amount to be determined at trial for which Defendants are responsible and liable.

FOURTH CLAIM FOR RELIEF
(Breach of Representation and Warranty)

           40.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

           41.   Each representation and warranty by Defendants was a material inducement to Plaintiff in its decision to enter into the agreements with

Defendants, as modified and amended.

           42.   Defendants materials breached said representations and warranties.

           43.   As a direct and proximate result of Defendants’ acts and omissions as complained of herein, Plaintiff has been damaged in an amount to be determined at trial for which Defendants are responsible and liable.

FIFTH CLAIM FOR RELIEF
(Breach of Covenant of Good Faith and Fair Dealing)

                 44.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

                 45.   The agreements between the parties at issue in this case contain implied covenants of good faith and fair dealing.

                 46.   By their acts and omissions as set forth herein, Defendants have breached the covenants of good faith and fair dealing implied in the agreements.

                 47.   As a direct and proximate result of Defendants’ acts and omissions as complained of herein, Plaintiff has been damaged in an amount to be determined at trial for which Defendants are responsible and liable.

SIXTH CLAIM FOR RELIEF
(Unjust Enrichment)

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            48.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

            49.   As a direct and proximate result of Defendants’ acts and omissions as complained of herein, Defendants have been unjustly enriched at the expense of Plaintiff in an amount to be determined at trial.

SEVENTH CAUSE OF ACTION
(Equitable Accounting and Trust)

            50.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

            51.   The nature of the harm to Plaintiff by virtue of the acts and omissions of the Defendants is such that a legal remedy may be insufficient or inappropriate.

            52.   It would be unjust to allow the Defendants to retain the ill-gotten benefits of their actions, and this court should act in equity to force the

Defendants to account for all money received pursuant from Plaintiff and hold said sum in trust for the benefit of Plaintiff.

EIGHTH CLAIM FOR RELIEF
(Conversion)

            53.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

            54.   By their receipt and retention of the consideration paid by Plaintiff as described above, the Defendant has intentionally asserted dominion over the consideration in defiance of the Plaintiff’s rights thereto.

            55.   The Defendants have converted the consideration willfully, maliciously, and with intent to injure the Plaintiff.

            56.   As a direct and proximate result of the Defendant’s conversion of the consideration, the Plaintiff has been damaged in an exact amount to de determined at trial.

           57.   As a direct and proximate result of the Defendant’s conversion of the consideration, the Plaintiff is entitled to punitive damages in an amount deemed appropriate to deter such conduct by the Defendants in the future.

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NINTH CLAIM FOR RELIEF
(Declaratory Judgment)

           58.   Plaintiff incorporates the allegations contained in all prior paragraphs of this Complaint as though fully set forth herein.

           59.   By reason of the foregoing acts of fraud, breach and misconduct by Defendant, on March 17, 2004, Plaintiff cancelled and declared null and void all instruments issued by Plaintiff as consideration for the License Agreement, including any and all promissory notes and any and all shares of common stock of Plaintiff, specifically share certificate number 1165 issued October 27, 2003.

           60.   Plaintiff acted within its rights in cancelling said instruments under Nevada law and, by this Complaint, seeks an order and declaration of from the Court as to the respective rights of the parties with respect to the promissory notes and share certificate at issue.

           WHEREFORE, Plaintiff prays for judgment against the Defendants as follows:
1.     For rescission of all transactions between Plaintiff and Defendants, including those transactions contemplated by and performed pursuant to the License Agreement, as modified and amended;
2.      For an award of compensatory damages in an amount to be proven at trial;
3.      For an award of exemplary damages in an amount to be proven at trial;
     4.      For a declaratory judgment to the effect that those instruments issued by Plaintiff as consideration for the License Agreement, including any and all promissory notes and any and all share certificates representing equity securities of Plaintiff were rightfully cancelled and declared null and void by Plaintiff on or about March 17, 2004;
5.       For interest and costs of collection, including court costs, expert witness fees and reasonable attorneys’ fees; and
6.       For such other and further relief as the Court deems just and appropriate.

Dated this 17th day of March, 2004.

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McDONALD CARANO WILSON, LLP

                            /s/ Bryan R. Clark

Bryan R. Clark, Esq. (NV Bar No. 4442)
2300 West Sahara Avenue, Suite 1000
Las Vegas, Nevada 89102
Attorneys for Plaintiff

85329.1

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